UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 19, 2011
FUEL SYSTEMS SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	001-32999 (Commission File Number)	20-3960974 (IRS Employer Identification No.)

780 Third Avenue, 25th Floor, New York, NY (Address of principal executive offices)		10017 (Zip Code)
Registrant's telephone number, including area code: (646) 502-7170
______________________________________ (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_____________________________________________

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 18, 2011, the Board of Directors (the "Board") of Fuel Systems Solutions, Inc. (the "Company"), approved an amendment of the Company's by-laws effective as of that date. Among other matters, the by-laws have been amended to reflect (i) the powers and duties to be fulfilled by the Chief Executive Officer and President officer positions, (ii) the Chief Executive Officer's supervisory duties with respect to the President and other officers of the Company, (iii) the delegation of the powers and duties from the Chairman of the Board to the Chief Executive Officer in the absence of a Chairman of the Board and (iv) updates to various procedural matters.

The foregoing description of the Company's amended by-laws is a summary only and is qualified in its entirety by reference to the full and complete text of the amended by-laws attached as Exhibit 3.1 to this report and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) The 2011 Annual Meeting of Shareholders of Fuel Systems Solutions, Inc. was held at 9:30 a.m. EDT on Wednesday, May 18, 2011 at the offices of Day Pitney LLP, 7 Times Square, 20th floor, New York, New York 10036.  As of April 5, 2011 the record date for the Annual Meeting, there were 19,921,965 shares of common stock issued and outstanding.  A quorum of 16,543,006 shares of common stock was present or represented at the Annual Meeting.

(b) The matters submitted to a vote of security holders at the 2011 Annual Meeting of the Company are described in more detail in the Company's proxy statement filed with the Commission on April 15, 2011. The shareholders voted on the following four proposals and cast their votes as follows:

1. Shareholders elected each of the Company's two nominees for director to serve a term of three years to expire at the 2014 Annual Meeting of Shareholders or until their successors are duly elected and qualified, as set forth below:
Name	Votes For	Withheld	Broker Non-Votes
Norman L. Bryan	12,917,017	734,582	2,891,407
Joseph E. Pompeo	13,269,064	382,535	2,891,407

2. Shareholders ratified the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm, as set forth below:
Votes For	Votes Against	Abstentions	Broker Non-Votes
16,502,195	29,311	11,500	-

3. Shareholders approved, on an advisory basis, the 2010 executive compensation, as set forth below:
Votes For	Votes Against	Abstentions	Broker Non-Votes
13,082,748	274,795	294,056	2,891,407

4. Shareholders selected, on an advisory basis, an annual frequency for the advisory vote on executive compensation, as set forth below:
One Year	Two Years	Three Years	Abstentions
12,934,848	74,071	353,228	289,452

The results of the shareholder vote on Proposal No. 4 (the Say-on-Frequency Vote) were consistent with the recommendation of the Board that the advisory vote on executive compensation be held every year. Accordingly, the Company will hold an annual advisory vote on executive compensation until the next Say-on-Frequency Vote.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1 Amended and Restated By-laws of Fuel Systems Solutions, Inc., effective as of May 18, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
FUEL SYSTEMS SOLUTIONS, INC.
Dated: May 19, 2011	By: /s/ Pietro Bersani Pietro Bersani Chief Financial Officer